UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2016

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	333-170054	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)
292 Newbury Street, Suite 333 Boston, Massachusetts 02115 (857) 256-0079
___________________________________
(Former name or address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
On August 19, 2016, we mailed to stockholders of record as of July 1, 2016 information regarding the annual meeting of our stockholders to be held on September 30, 2016.   The purpose of the meeting is as follows:
(1) To elect four (4) directors of the Company to serve a term of one (1) year or until their successors are duly elected and qualified;
 (2) To ratify the selection by our board of directors of the firm of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
(3) To conduct a non-binding advisory vote to approve the compensation of our named executive officers;
(4)To conduct a non-binding advisory vote on the frequency of the advisory vote on the compensation of the named executive officers; and
(5)To transact such other business as may properly come before the meeting or any adjournment or postponements of the meeting.
A copy of the proxy statement mailed to our stockholders is attached to this Report on Form 8-K as Exhibit 99.1.
We currently voluntarily submit annual and quarterly filings on Forms 10-Q and 10-K and Current Reports on Form 8-K with the Securities and Exchange Commission as we are not registered, and are not required to be registered, under the Securities Exchange Act of 1934, as amended.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number       Exhibit Title

99.1	Proxy Statement and Proxy Card mailed to the Registrant's Stockholders dated August 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 BOSTON OMAHA CORPORATION
                                                                 (Registrant)

By:  /s/ Alex B. Rozek
Alex B. Rozek, Co-Chief Executive Officer
Date: August 19, 2016